                                  ATTACHMENT B

        AMENDMENT AND EXTENSION TO THE EMPLOYMENT AGREEMENT BETWEEN WSFS
       FINANCIAL CORPORATION AND WILMINGTON SAVINGS FUND SOCIETY, FEDERAL
           SAVINGS BANK AND MARVIN N. SCHOENHALS DATED APRIL 24, 1997

                              EMPLOYMENT AGREEMENT
                                      WITH
                              MARVIN N. SCHOENHALS

                                ----------------

                                 1997 Amendment

                                ----------------

         WHEREAS, effective as of May 1, 1993, Wilmington Savings Fund Society (the "Bank") and WSFS Financial Corporation (the "Corporation") entered into an Employment Agreement (the "Agreement") with Marvin N. Schoenhals (the "Employee"); and

         WHEREAS, the Bank, the Corporation and the Employee have determined that it is in their respective best interests to amend the Agreement in the manner set forth herein.

         NOW, THEREFORE, the Agreement shall be amended as follows, with such amendment to become effective immediately upon execution hereof:

         1. Section 11(b) of the Agreement shall be amended in its entirety to provide as follows:

                      (b) Voluntary Termination. Notwithstanding any other
              provision of this Agreement to the contrary, the Employee may voluntarily terminate his employment under this Agreement

                          (i) for any reason within the thirty (30)-day period beginning on the date of a change in control of the Bank or the Corporation which involves the circumstances described in Sections 11(a)(2), 11(a)(3) or 11(a)(4) of this Agreement, and the Employee shall thereupon be entitled to receive the payment described in Section 11(a) of this Agreement; and

                          (ii) within twelve (12) months following a change in
              control of the Bank or the Corporation, and the Employee shall thereupon be entitled to receive the payment described in Section 11(a) of this Agreement upon the occurrence of any of the following events, or within ninety (90) days thereafter, which have not been consented to in advance by the Employee in writing:
              (A) the requirement that the Employee move his personal residence, or perform his principal executive functions, more than thirty-five (35) miles from his primary office as of the Effective Date of this Agreement; (B) a significant reduction in the Employee's compensation and benefits provided for under this Agreement, taken as a whole, immediately prior to such change in control; or (C) the assignment to the Employee of duties and responsibilities substantially inconsistent with those normally associated with his position described in Section 1; (D) a failure of the Employee to be elected or reelected to the Board of Directors of the Bank or the Corporation; or (E) a material reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with his employment with the Bank or the Corporation.

1997 Amendment to
Employment Agreement
Page 2


         2. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Agreement other than as stated above.

         WHEREFORE, the undersigned hereby approves this 1997 Amendment to the Agreement.

Date of Execution: April 24, 1997


MARVIN N. SCHOENHALS

/s/ Marvin N. Schoenhals
-------------------------


WILMINGTON SAVINGS FUND SOCIETY

By  /s/ Randall T. Murrill, Jr.      Attest:  /s/ Belinda K. Rumple
   ----------------------------              -------------------------

                                                   CORPORATE SEAL


WSFS FINANCIAL CORPORATION


By  /s/ Randall T. Murrill, Jr.      Attest:  /s/ Belinda K. Rumple
   ----------------------------              -------------------------

                                                   CORPORATE SEAL

                              EMPLOYMENT AGREEMENT
                                      WITH
                              MARVIN N. SCHOENHALS



                                ----------------

                            1997 Employment Agreement
                                    Extension

                                ----------------


         WHEREAS, Wilmington Savings Fund Society (the "Bank") and WSFS Financial Corporation (the "Corporation") entered into an Employment Agreement (the "Agreement") with Marvin N. Schoenhals (the "Employee") as of May 1, 1993, for employment in the position of Chairman, President and Chief Executive Officer of the Bank and Corporation; and

         WHEREAS, Section 5 of the Agreement requires that the Agreement shall be extended for an additional two (2) year period, provided that the Board of Directors of the Bank or the Corporation, respectively, determined that the Employee has met the Boards' requirements and standards to extend the Agreement; and

         WHEREAS, at a Personnel Committee Meeting of the Board on March 26, 1997, the Committee evaluated Mr. Schoenhals' 1996 performance in accordance with pre-established guidelines; and

         WHEREAS, the Personnel Committee voted unanimously to extend the Agreement of the Employee in its current form except that Employee's base compensation set forth in Section 2 shall be at the rate of $265,652 per annum; and

         WHEREAS, the Personnel Committee specifically reaffirmed the Employee's participation in the previously approved Bonus Plan for Senior Management and the other benefits set forth in Section 4 of the Agreement.

         NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby unanimously accepts, approves and ratifies the decisions of the Personnel Committee regarding the performance of Employee and the terms of the Agreement; and

         FURTHER RESOLVED, that the Agreement is hereby extended through and until May 1, 2000.

1997 Employment Agreement Extension
Page 2

         WHEREFORE, the undersigned hereby approves this 1997 Extension to the Employment Agreement.

Date of Execution: April 24, 1997


MARVIN N. SCHOENHALS

/s/ Marvin N. Schoenhals
-------------------------


WILMINGTON SAVINGS FUND SOCIETY

By  /s/ Randall T. Murrill, Jr.      Attest:  /s/ Belinda K. Rumple
   ----------------------------              -------------------------

                                                   CORPORATE SEAL


WSFS FINANCIAL CORPORATION


By  /s/ Randall T. Murrill, Jr.      Attest:  /s/ Belinda K. Rumple
   ----------------------------              -------------------------

                                                   CORPORATE SEAL